No:
Name:
Number of Shares Subscribed for:

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

SUBSCRIPTION AND RIGHTS AGREEMENT

[INSERT INFORMATION HERE]

Fusion telecommunications international, inc.

OFFERING INFORMATION, LEGENDS, AND NOTICES

THE SECURITIES OFFERED HEREBY, HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.
THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.
NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.
THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.
ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF PENNSYLVANIA

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHIN 12 MONTHS AFTER THE DATE OF PURCHASE, UNLESS SUBSEQUENTLY REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(d), DIRECTLY FROM THE ISSUER OR AFFILIATE OF THE ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON WITHIN 2 BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OF PURCHASE, WITHIN 2 BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

FOR RESIDENTS OF GEORGIA

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH THIRTEEN (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

FOR RESIDENTS OF FLORIDA

PURSUANT TO THE LAWS OF THE STATE OF FLORIDA, IF SALES ARE MADE TO FIVE (5) OR MORE INVESTORS IN FLORIDA, ANY FLORIDA INVESTOR MAY, AT ITS OPTION, WITHDRAW, UPON WRITTEN (OR TELEGRAPHIC) NOTICE, ANY PURCHASE HEREUNDER WITHIN A PERIOD OF THREE (3) DAYS AFTER (A) THE INVESTOR FIRST TENDERS OR PAYS TO THE COMPANY AN AGENT OF THE COMPANY OR AN ESCROW AGENT THE CONSIDERATION REQUIRED HEREUNDER, (B) THE INVESTOR DELIVERS ITS EXECUTED SUBSCRIPTION AGREEMENT, OR (C) THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER.

Subscription and Rights Agreement

SUBSCRIPTION AND RIGHTS AGREEMENT
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

SUBSCRIPTION AND RIGHTS AGREEMENT (this “Subscription Agreement”) by and between FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware Corporation (the “Company”) and the SUBSCRIBER whose name appears on the signature page to this Subscription Agreement (“Subscriber”).
This Subscription Agreement is executed and delivered in connection with the offering of up to $[INSERT INFORMATION HERE] (the “Offering”) in shares (the “Shares”) of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) and accompanying Common Stock Purchase Warrants (the “Warrants”) to purchase one share of Common Stock (“Warrant Shares”) for each [INSERT INFORMATION HERE] Shares purchased in the Offering. The Company, in its sole discretion and without notice, may increase the size of the Offering by an additional $[INSERT INFORMATION HERE]. The Common Stock and the Warrants are sometimes collectively referred to as the “Securities”). The Offering and the Securities are more fully described in the Company’s Confidential Private Placement Memorandum dated [INSERT INFORMATION HERE] (the “Memorandum”). The Form of Common Stock Purchase Warrant is attached as Exhibit “[INSERT INFORMATION HERE]” to the Memorandum.

A.     General.

(1)     Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the dollar amount of Shares set forth on the signature page hereof.

(2)     Subscriber herewith tenders to the Company the entire amount of the purchase price by check made payable to the order of “[INSERT INFORMATION HERE]” or by wire transfer of immediately available funds to the Escrow Account below:

Bank Name:          [INSERT INFORMATION HERE]
ABA Number          [INSERT INFORMATION HERE]
Account Name:     [INSERT INFORMATION HERE]
Account Number:      [INSERT INFORMATION HERE]

(3)     Subscriber herewith delivers a completed and signed Subscription Agreement and completed and signed Qualified Purchaser Questionnaire for Shares of Fusion Telecommunications International, Inc. (“Qualified Purchaser Questionnaire”) to the Company at:

[INSERT INFORMATION HERE]
Attn:     [INSERT INFORMATION HERE]

(4)     Subscriber acknowledges and understands that closings of the Offering will be held no less frequently than twice per week and, possibly, more frequently, as described in the Memorandum. However, until such time as Subscriber’s subscription is accepted and a closing of the purchase and sale of the Securities being subscribed to by Subscriber takes place, Subscriber will not have access to its subscription funds and will not be a stockholder of the Company.

(5)     In the event the Company elects, in its sole discretion, to accept Subscriber’s payment of the purchase price for the Securities by check and include Subscriber in a closing of the Offering prior to the time that Subscriber’s subscription payment becomes available to the Company in cleared US dollars (“Cleared Funds”), the Company will treat Subscriber’s check as an obligation to pay us the amount of the check, with such obligation being satisfied when Cleared Funds are available to us. The Company will not be required to deliver certificates evidencing Securities to Subscriber until we receive payment for the Securities in Cleared Funds; and we will retain a purchase money security interest in the Securities until we receive Cleared Funds or determine in our sole discretion to rescind the subscription due to lack of Cleared Funds. Subscriber understands that the holding period for the Shares under Rule 144 will not commence until the closing occurs and the Company receives payment for the Shares in Cleared Funds.

B.     Securities offered have not been registered under the Securities Act of 1933, as amended

Subscriber acknowledges that (i) the Securities have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”), or the securities laws of any state; (ii) absent an exemption, any transfer of the Securities would require registration; (iii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iv) the Company's reliance upon such exemption is based in part upon Subscriber's representations, warranties and agreements contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire that Subscriber is also delivering to the Company.

C.     Representations, Warranties, Acknowledgements and Agreements

In order to induce the Company to accept this Subscription Agreement, Subscriber represents, warrants, acknowledges and covenants to the Company as follows:

(1)     Subscriber understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive Subscriber's death, disability or insolvency, except that Subscriber shall have no obligation in the event that this Subscription Agreement is rejected by the Company. In the event that the Company does not accept Subscriber's subscription, or if the Offering is terminated for any reason, Subscriber's subscription payment (or portion thereof, as the case may be) will be returned to Subscriber without interest or deduction.

(2)     Subscriber has carefully read this Subscription Agreement, the Qualified Purchaser Questionnaire, and the Memorandum, including the Company’s Annual Report on Form 10-[INSERT INFORMATION HERE]for the fiscal year ended December 31, [INSERT INFORMATION HERE] (including, without limitation, the risks set forth under the heading “Risk Factors”), its Quarterly Report on Form 10-Q for the quarter ended March 31, [INSERT INFORMATION HERE] and its Current Reports, attached as exhibits thereto (collectively, the “Offering Materials”). In making the decision to invest in the Securities, Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, Subscriber has discussed with his, her or its counsel the representations, warranties and agreements which Subscriber makes by signing this Subscription Agreement, the applicable limitations upon Subscriber's resale of the Securities, and the investment, tax and legal consequences of this Subscription Agreement. Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Offering Materials.

(3)     Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Securities.

(4)     Subscriber is purchasing the Securities for Subscriber's own account, with the intention of holding the Securities for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and Subscriber agrees not to make any sale, transfer or other disposition of the Securities without registration under the 1933 Act and applicable state securities laws unless counsel acceptable to the Company is of the opinion that such registration is not required. Subscriber is not acquiring the Securities, or any interest therein, on behalf of another person and Subscriber, if an entity, was not formed for the purpose of purchasing the Securities.

(5)     Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber's net worth, and Subscriber's investment in the Securities will not cause such overall commitment to become excessive.

(6)     Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Securities.

(7)     Subscriber is an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act. Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or to afford a complete loss of this investment.

(8)     The address shown on the signature page to this Subscription Agreement is Subscriber's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

(9)     Subscriber, together with any offeree representatives of Subscriber (as identified in the Qualified Purchaser Questionnaire) has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Securities. Subscriber acknowledges that the Offering Materials may not contain all information that is necessary to make an investment decision with respect to the Company and the Securities and that Subscriber must rely on his, her or its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Securities.

(10)     Subscriber has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering and to obtain any such additional information that Subscriber deems necessary or advisable to verify the accuracy of the information contained in the Memorandum, or such other information as Subscriber desired in order to evaluate an investment in the Company; and Subscriber availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

(11)     Subscriber has made an independent evaluation of the merits of the investment and acknowledges the highly speculative nature of an investment in the Securities including, without limitation, the information under “Risk Factors” in the Memorandum.

(12)     The information provided by Subscriber in the Qualified Purchaser Questionnaire is true, complete and accurate and Subscriber has duly executed and delivered such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

(13)

(i)     Subscriber understands that the Securities have not been registered under the 1933 Act or any state securities laws in reliance on exemptions for private offerings; and that the Securities cannot be resold or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from registration is available. The certificate(s) representing the Securities will bear a legend substantially similar to the legend set forth immediately below until (i) such Securities shall have been registered under the 1933 Act and effectively disposed of in accordance with a registration statement, or (ii) in the opinion of counsel reasonably satisfactory to the Company such securities may be sold without registration under the 1933 Act:

“These securities have not been registered under the securities act of 1933, as amended (the "1933 act"), or the "blue sky" or securities laws of any state and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the 1933 act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the 1933 act but only upon a holder thereof first having obtained the written opinion of counsel reasonably satisfactory to the company, that the proposed disposition is consistent with all applicable provisions of the 1933 act as well as any applicable "blue sky" or similar securities laws."

(ii)     Subscriber also understands that, except as set forth in Section D of this Subscription Agreement, Subscriber will have no rights to require the Company to register the Shares, the Warrants or the Warrant Shares under the 1933 Act or any state securities laws; Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate his, her or its investment in the Company at the time Subscriber desires to do so. Subscriber has been advised to refrain from purchasing the Securities unless he, she or it can afford a complete loss of his, her or its investment and bear the burden of such loss for an indefinite period of time.

(14)     Subscriber, if an individual, is at least 21 years of age.

(15)     If at any time prior to issuance of the Securities to Subscriber, any representation or warranty of Subscriber shall no longer be true, Subscriber promptly shall give written notice thereof to the Company specifying which representations and warranties are not true and the reason therefore, whereupon Subscriber's subscription may be rejected by the Company in whole or in part.

(16)     Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles. Any dispute that may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and the parties hereto submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in New York City and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities, and Subscriber consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as Subscriber shall furnish in writing to the Company.

(17)     subscriber hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this subscription agreement or subscriber's purchase of the securities.

(18)     Subscriber acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire, and hereby agrees to indemnify and hold harmless the Company, and each of its stockholders, officers, directors, affiliates, controlling persons, agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with (i) a breach of any representation or warranty of Subscriber contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire (ii) any sale or distribution by Subscriber in violation of the 1933 Act or any applicable state securities laws or (iii) any untrue statement of a material fact made by Subscriber and contained herein or in the Qualified Purchaser Questionnaire, or omission to state herein or in the Qualified Purchaser Questionnaire, a material fact necessary in order to make the statements contained herein or in the Qualified Purchaser Questionnaire, in light of the circumstances under which they were made, not misleading. Subscriber acknowledges that such damage could be substantial since (a) the Securities are being offered without registration under the 1933 Act in reliance upon the exemption pursuant to Section 4(2) and/or Regulation D of the 1933 Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by Subscriber herein and in its Qualified Purchaser Questionnaire, and (c) the Company will rely on such representations in accepting Subscriber's Subscription Agreement.

(19)     Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to Subscriber in connection with investments in securities generally.

(20)     Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by Subscriber to the Company along with this completed Subscription Agreement, Subscriber is not affiliated directly or indirectly with a member broker-dealer firm of the National Association of Securities Dealers, Inc. As an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of an NASD member broker-dealer firm.

(21)     Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto. Subscriber represents that he, she or it has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement and the other Offering Materials to which Subscriber is a party and to purchase the Securities. The execution, delivery and performance of this Subscription Agreement and the Qualified Purchaser Questionnaire will not: (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of Subscriber; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to Subscriber, except for those which do not, or are not reasonably likely to, adversely affect Subscriber’s ability to perform its obligations under this Subscription Agreement and the Qualified Purchaser Questionnaire and to consummate the transactions contemplated hereby and thereby. This Subscription Agreement constitutes the legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms. This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether oral or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

(22)     Subscriber understands that the Company intends to use the net proceeds from the Offering for, among other things, sales and marketing, capital expenditures, and other corporate and working capital purposes.

In order to induce Subscriber to execute and deliver this Subscription Agreement, the Company represents, warrants, and covenants to Subscriber as follows:

(1)     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized to transact business as a foreign corporation in the State of New York. The Corporation has full power and authority to own its properties and to carry on its business as currently conducted.

(2)     The execution, delivery and performance by the Company of this Subscription Agreement and the Offering and sale of Shares to accredited investors contemplated hereby shall, assuming the representations and warranties of Subscriber are correct, be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Company, in reliance on the representations and warranties of Subscriber, shall make all filings required to qualify for such exemptions. No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company. No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Subscription Agreement is required which has not been given or obtained.

(3)     The Company has the requisite power and authority to execute and deliver this Subscription Agreement, and perform its obligations herein, and consummate the transactions contemplated hereby. Upon the acceptance of Subscriber’s subscription by the Company and the execution of this Subscription Agreement by the Company, this Subscription Agreement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

(4)     The Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants included in the Securities subscribed to hereunder.

(5)     The Shares and the Warrants have been duly authorized and when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable. The Warrant Shares have been duly authorized and when paid for and issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable.

D.     Registration Rights

(1)     The Company shall use its best efforts to file a registration statement with the SEC in order to register the resale of the Shares and Warrant Shares subscribed to hereunder (hereinafter collectively referred to in this Section D as the “Registrable Securities”) under the 1933 Act. In addition, the Company shall use its best efforts to cause such registration statement to become effective as soon as practicable after the date of such initial filing. Notwithstanding the foregoing, the Company shall have no obligation to register any Registrable Securities that may be sold pursuant to Rule 144 under the 1933 Act ("Rule 144”) without regard to provisions applicable to sales by affiliates, or that are otherwise freely transferable without registration under the Securities Act..

(2)     In connection with the registration statement described in Section D(1), the Company shall use its best efforts to:

(a)     cause the registration statement with respect to the Registrable Securities to remain effective for the earliest of (i) the second anniversary of the date the registration statement has been declared effective, (ii) such time as all of the Registrable Securities can be sold without regard to volume limitations pursuant to Rule 144 under the Securities Act ("Rule 144”) and (iii) the date all of the Registrable Securities have been sold by Subscriber;

(b)     prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the applicable period in accordance with the provisions of Section D(2), above;

(c)     notify Subscriber, promptly after it shall receive notice thereof, of the time when such registration statement or a supplement to any prospectus forming a part of such registration statement has become effective;

(d)     notify Subscriber of the occurrence of any event that results in the registration statement no longer being current; and prepare and file with the SEC any amendments or supplements to such registration statement or prospectus which is required under the 1933 Act or the rules and regulations promulgated thereunder in connection with the resale of the Registrable Securities by Subscriber;

(e)     advise Subscriber promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Division of Enforcement of the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

(f)     indemnify and hold harmless Subscriber against any and all losses, claims, damages or liabilities to which Subscriber shall become subject, under the 1933 Act or otherwise, that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the effective registration statement or any prospectus that forms a part thereof or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein A material fact required to be stated therein or necessary to make the statements there in not misleading; provided, however, that no such indemnification shall be available to subscriber (and subscriber shall indemnify and hold harmless the company) with respect to, and to the extent there is liability attributable to, written information provided by subscriber to the company for use in such registration statement or prospectus thereunder or any amendment or supplement thereto, or any related preliminary prospectus.

(3)     The parties also agree that:

(a)     All fees, costs and expenses of and incidental to the registration of Registrable Securities shall be borne by the Company; provided, however, that Subscriber shall bear the commissions and other selling costs and transfer taxes attributable to its sales, as well as any professional fees or costs of accounting, financial or legal advisors to Subscriber.

(b)     The fees, costs and expense of registration to be borne by the Company as provided in Section D(3)(a) above shall include, without limitation, all registration, filing fees, exchange or market listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified.

(c)     Upon the proper and lawful transfer of any of the Registrable Securities by Subscriber prior to such time as the Securities have been resold pursuant to a registration statement contemplated by this Section D, the registration rights attendant to such Registrable Securities shall be transferable hereunder if: (i) Subscriber gives prior written notice to the Company; (ii) such transferee agrees to execute a counterpart to this Subscription Agreement agreeing to comply with the terms and provisions of this Subscription Agreement, whereupon such transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Subscription Agreement as if such transferee had originally been a party hereto; (iii) such transfer is otherwise in compliance with this Subscription Agreement; and (iv) such transfer is otherwise effected in accordance with applicable securities laws.

(d)     The registration statement described in this Section D may include shares and warrant shares (“Other Securities”) acquired by other subscribers in the Offering (who, collectively with Subscriber, are referred to as “Participating Holders”). The registration statement shall be prepared in accordance with applicable rules and regulations of the SEC at the time the registration statement is filed (“Applicable Rules”). In the event that Applicable Rules do not permit registration of all of the Registrable Securities and all of Other Securities, Subscriber authorizes the Company to revise the number of securities covered by the registration statement in such manner as the Company, in the exercise of its good faith judgment, may determine so that the securities covered by the registration statement comply with Applicable Rules; provided that, to the extent reasonably feasible, the Company shall include each Participating Holder’s pro-rata portion of registrable securities in the filing. Subject to the foregoing, in the event Applicable Rules do not permit the Company to include all Subscriber’s Registrable Securities in the registration statement, the Company shall file such amendments to the registration statement, and/or such other and further registration statements, as and when permitted by Applicable Rules, such that all of the Registrable Securities are covered by an effective registration statement.

F.     Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by facsimile transmission with proof of electronic transmission, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section E, together with copies thereof as follows:

In the case of the Company to:

[INSERT INFORMATION HERE]
Attn:     [INSERT INFORMATION HERE]

With a copy to:

[INSERT INFORMATION HERE]

Attn:     [INSERT INFORMATION HERE]

And with a copy to:

[INSERT INFORMATION HERE]

Attention: [INSERT INFORMATION HERE].

In the case of Subscriber, to the address of Subscriber on the signature page to this Agreement.

Notice given as provided in this Section shall be deemed effective: (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service. As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

G.     Miscellaneous.

(1)     This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(2)     No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby. A waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(3)     Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it. The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion. If this subscription is rejected in whole, the Company shall return the Purchase Price to Subscriber, without interest or deduction, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby.

Subscription and Rights Agreement

SIGNATURE PAGE FOR:

INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature                               Signature (If Purchased Jointly)

Name                                    Name
Please Print                              Please Print

Address                               Address

Telephone #                               Telephone #

Fax #                                   Fax #

Email:                                   Email:

Social Security #                          Social Security #

Date:                                     Date:

EXACT Name in which Securities are to be Registered: _________________________________________

Purchase Price: $ __________________________

Form of Joint Ownership (if applicable):                |_| JTTEN |_| JTWROS      |_| JTTIC

-------------------------------------------------------------------------------------------------------------------------------
Subscription Accepted:
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:

Name:      [INSERT INFORMATION HERE]
Title: [INSERT INFORMATION HERE]

Date:

Subscription and Rights Agreement

SIGNATURE PAGE FOR:
PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below:

Name of Partnership, Corporation, and Limited Liability Company or Trust

By:                                    Federal Tax ID Number

Name:

Title:                                    State of Organization

Address:

Telephone:

Fax:

Email:

Date:

EXACT Name in which Securities are to be Registered: _________________________________________

Purchase Price: $ __________________________
-------------------------------------------------------------------------------------------------------------------------------

Subscription Accepted:
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:

Name:      [INSERT INFORMATION HERE]

Title: [INSERT INFORMATION HERE]

Date: